                                                                    EXHIBIT 99.1
                      ANNUAL CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

        Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the Distribution for the time period January 1, 2001 through December 31, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 Supplement.

        A. Information Regarding the Current Annual Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

                 1 The amount of the current annual distribution in respect of
                   Class A Annual Principal                                                         $                   0.00
                                                                                                       ----------------------

                 2 The amount of the current annual distribution in respect of
                   Class B Annual Principal                                                         $                   0.00
                                                                                                       ----------------------

                 3 The amount of the current annual distribution in respect of
                   Collateral Annual Principal                                                      $                   0.00
                                                                                                       ----------------------

                 4 The amount of the current annual distribution in respect of
                   Class A Annual Interest                                                          $                  41.15
                                                                                                       ----------------------

                 5 The amount of the current annual distribution in respect of
                   Class A Additional Interest                                                      $                   0.00
                                                                                                       ----------------------

                 6 The amount of the current annual distribution in respect of
                   Class B Annual Interest                                                          $                  43.68
                                                                                                       ----------------------

                 7 The amount of the current annual distribution in respect of
                   Class B Additional Interest                                                      $                   0.00
                                                                                                       ----------------------

                 8 The amount of the current annual distribution in respect of
                   Collateral Minimum Annual Interest                                               $                  48.54
                                                                                                       ----------------------

                 9 The amount of the current annual distribution in respect of
                   any accrued and unpaid Collateral Minimum Annual Interest                        $                   0.00
                                                                                                       ----------------------

        B.     Information Regarding the Performance of the Trust

                 1 Collection of Principal Receivables

                   (a)Available Principal Collections                                               $     1,280,918,031.32
                                                                                                       ----------------------

                   (b)Class A Investor Default Amount treated as Available Principal Collection     $         29,722,998.41
                                                                                                       ----------------------

                   (c)Class B Investor Default Amount treated as Available Principal Collection     $          2,038,148.47
                                                                                                       ----------------------

                   (d)Excess Spread treated as Available Principal Collection                       $          2,207,994.19
                                                                                                       ----------------------

                 2 Principal Receivables in the Trust

                   (a)The aggregate amount of Principal Receivables in the Trust
                      as of the end of the day on the last day of the related Annual Period         $     1,806,922,765.60
                                                                                                       ----------------------

                   (b)The amount of Principal Receivables in the Trust represented by the
                      Invested Amount of Series 2000-1 as of the end of the day on the last
                      day of the related Annual Period                                              $       623,610,605.63
                                                                                                       ----------------------



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

                   (c)The amount of Principal Receivables in the Trust represented by the
                      Adjusted Invested Amount of Series 2000-1 as of the end of the day
                      on the last day of the related Annual Period                                  $       623,610,605.63
                                                                                                       ----------------------

                   (d)The amount of Principal Receivables in the Trust represented by the
                      Class A Invested Amount as of the end of the day on the last
                      day of the related Annual Period                                              $       545,659,279.93
                                                                                                       ----------------------

                   (e)The amount of Principal Receivables in the Trust
                      represented by the Class A Adjusted Invested Amount as of
                      the end of the day on the last
                      day of the related Annual Period                                              $       545,659,279.93
                                                                                                       ----------------------

                   (f)The amount of Principal Receivables in the Trust represented by the
                      Class B Invested Amount as of the end of the day on the last
                      day of the related Annual Period                                              $        37,416,636.34
                                                                                                       ----------------------

                   (g)The amount of Principal Receivables in the Trust
                      represented by the Class B Adjusted Invested Amount as of
                      the end of the day on the last
                      day of the related Annual Period                                              $        37,416,636.34
                                                                                                       ----------------------

                   (h)The amount of Principal Receivables in the Trust represented by the
                      Collateral Invested Amount as of the end of the day on the last
                      day of the related Annual Period                                              $        40,534,689.37
                                                                                                       ----------------------

                   (i)The amount of Principal Receivables in the Trust represented by the
                      Collateral Adjusted Invested Amount as of the end of the day on the last
                      day of the related Annual Period                                              $        40,534,689.37
                                                                                                       ----------------------

                   (j)The Floating Allocation Percentage with respect to the
                      related Annual Period                                                                   33.03%
                                                                                                       ----------------------

                   (k)The Class A Floating Percentage with respect to the
                      related Annual Period                                                                   87.50%
                                                                                                       ----------------------

                   (l)The Class B Floating Percentage with respect to the
                      related Annual Period                                                                    6.00%
                                                                                                       ----------------------

                   (m)The Collateral Floating Percentage with respect to the
                      related Annual Period                                                                    6.50%
                                                                                                       ----------------------

                   (n)The Principal Allocation Percentage with respect to the
                      related Annual Period                                                                   33.03%
                                                                                                       ----------------------

                   (o)The Class A Principal Percentage with respect to the
                      related Annual Period                                                                   87.50%
                                                                                                       ----------------------

                   (p)The Class B Principal Percentage with respect to the
                      related Annual Period                                                                    6.00%
                                                                                                       ----------------------

                   (q)The Collateral Principal Percentage with respect to the
                      related Annual Period                                                                    6.50%
                                                                                                       ----------------------



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

                 3 Delinquent Balances

                   The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual Period:

                                                             Aggregate                     Percentage
                                                              Account                       of Total
                                                              Balance                      Receivables
                                                        --------------------             ----------------
               (a)    30--  59 days:                         $28,577,381.76                        1.58%
               (b)    60--  89 days:                         $16,185,767.77                        0.90%
               (c)    90+ days:                              $14,799,865.35                        0.82%
                                                        --------------------             ----------------
                      Total:                                 $59,563,014.88                        3.30%
                                                        ====================             ================



                 4 Investor Default Amount

                   (a)The Investor Default Amount for the related Annual Period                          $         33,969,141.07
                                                                                                            ----------------------

                   (b)The Class A Investor Default Amount for the related Annual Period                  $         29,722,998.41
                                                                                                            ----------------------

                   (c)The Class B Investor Default Amount for the related Annual Period                  $          2,038,148.47
                                                                                                            ----------------------

                   (d)The Collateral Default Amount for the related Annual Period                        $          2,207,994.19
                                                                                                            ----------------------

                 5 Investor Charge-Offs

                   (a)The aggregate amount of Class A Investor Charge-Offs
                      for the related Annual Period                                                      $           0.00
                                                                                                            ----------------------

                   (b)The aggregate amount of Class A Investor Charge-Offs set forth
                      in 5(a) above per $1,000 of original certificate principal amount                  $           0.00
                                                                                                            ----------------------

                   (c)The aggregate amount of Class B Investor Charge-Offs
                      for the related Annual Period                                                      $           0.00
                                                                                                            ----------------------

                   (d)The aggregate amount of Class B Investor Charge-Offs
                      set forth in 5(c) above per $1,000 or original certificate principal amount        $           0.00
                                                                                                            ----------------------

                   (e)The aggregate amount of Collateral Charge-Offs
                      for the related Annual Period                                                      $           0.00
                                                                                                            ----------------------

                   (f)The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
                      $1,000 of original certificate principal amount                                    $           0.00
                                                                                                            ----------------------

                   (g)The aggregate amount of Class A Investor Charge-Offs reimbursed on
                      the Transfer Date immediately preceding this Distribution Date                     $           0.00
                                                                                                            ----------------------

                   (h)The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate
                      principal amount reimbursed on the Transfer Date
                      immediately preceding this Distribution Date                                       $           0.00
                                                                                                            ----------------------

                   (i)The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                      Transfer Date immediately preceding this Distribution Date                         $           0.00
                                                                                                            ----------------------

                   (j)The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate
                      principal amount reimbursed on the Transfer Date
                      immediately preceding this Distribution Date                                       $           0.00
                                                                                                            ----------------------

                   (k)The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date
                      immediately preceding this Distribution Date                                       $           0.00
                                                                                                            ----------------------

                   (l)The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal
                      amount reimbursed on the Transfer Date immediately
                      preceding Distribution Date                                                        $           0.00
                                                                                                            ----------------------

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

                 6 Investor Servicing Fee

                   (a)The amount of the Class A Servicing Fee payable by the Trust to the Servicer
                      for the related Annual Period                                                      $          5,250,000.00
                                                                                                            ----------------------

                   (b)The amount of the Class B Servicing Fee payable by the Trust to the Servicer
                      for the related Annual Period                                                      $            360,000.00
                                                                                                            ----------------------

                   (c)The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
                      for the related Annual Period                                                      $            390,000.00
                                                                                                            ----------------------

                   (d)The amount of Servicer Interchange payable by the Trust to the Servicer
                      for the related Annual Period                                                      $          6,000,000.00
                                                                                                            ----------------------

                 7 Reallocations

                   (a)The amount of Reallocated Collateral Principal Collections
                      with respect to this Distribution Date                                             $           0.00
                                                                                                            ----------------------

                   (b)The amount of Reallocated Class B Principal Collections
                      with respect to this Distribution Date                                             $           0.00
                                                                                                            ----------------------

                   (c)The Collateral Invested Amount as of the close of business
                      on this Distribution Date                                                          $         39,000,000.00
                                                                                                            ----------------------

                   (d)The Collateral Adjusted Invested Amount as of the close of
                      business on this Distribution Date                                                 $         39,000,000.00
                                                                                                            ----------------------

                   (e)The Class B Invested Amount as of the close of business
                      on this Distribution Date                                                          $         36,000,000.00
                                                                                                            ----------------------

                   (f)The Class B Adjusted Invested Amount as of the close of business
                      on this Distribution Date                                                          $         36,000,000.00
                                                                                                            ----------------------

                   (g)The Class A Invested Amount as of the close of business
                      on this Distribution Date                                                          $       525,000,000.00
                                                                                                            ----------------------

                   (h)The Class A Adjusted Invested Amount as of the close of business
                      on this Distribution Date                                                          $       525,000,000.00
                                                                                                            ----------------------


                 8 Collection of Finance Charge Receivables

                   (a)The aggregate amount of Collections of Finance Charge
                      Receivables and Annual Membership Fees processed during
                      the related Annual Period
                      which were allocated in respect of the Class A Certificates                        $         93,121,779.70
                                                                                                            ----------------------

                   (b)The aggregate amount of Collections of Finance Charge
                      Receivables and Annual Membership Fees processed during
                      the related Annual Period
                      which were allocated in respect of the Class B Certificates                        $          6,385,493.48
                                                                                                            ----------------------

                   (c)The aggregate amount of Collections of Finance Charge
                      Receivables and Annual Membership Fees processed during
                      the related Annual Period
                      which were allocated in respect of the Collateral Interest                         $          6,917,617.93
                                                                                                            ----------------------

                 9 Principal Funding Account

                   (a)The principal amount on deposit in the Principal Funding Account                   $           0.00
                      on the related Transfer Date                                                          ----------------------


                   (b)The Accumulation Shortfall with respect to the related Annual Period               $           0.00
                                                                                                            ----------------------

                   (c)The Principal Funding Investment Proceeds deposited in the Finance Charge
                      Account on the related Transfer Date to be treated as Class A Available Funds      $           0.00
                                                                                                            ----------------------

                   (d)The Principal Funding Investment Proceeds deposited in the Finance Charge
                      Account on the related Transfer date to be treated as Class B Available Funds      $           0.00
                                                                                                            ----------------------


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

                10 Reserve Account

                   (a)The Reserve Draw Amount on the related Transfer Date                               $           0.00
                                                                                                            ----------------------

                   (b)The amount of the Reserve Draw Amount deposited in the Collection
                      Account on the related Transfer Date to be treated as Class A Available Funds      $           0.00
                                                                                                            ----------------------

                   (c)The amount of the Reserve Draw Account deposited in the Collection
                      Account on the related Transfer Date to be treated as Class B Available Funds      $           0.00
                                                                                                            ----------------------

                   (d)The amount of any Reserve Account Surplus                                          $           0.00
                                                                                                            ----------------------

                11 Available Funds

                   (a)The amount of Class A Available Funds on deposit in the Collection
                      Account on the related Transfer Date                                               $         21,605,912.28
                                                                                                            ----------------------

                   (b)The amount of Class B Available Funds on deposit in the Collection
                      Account on the related Transfer Date                                               $          1,572,548.27
                                                                                                            ----------------------

                   (c)The amount of Collateral Available Funds on deposit in the Collection
                      Account on the related Transfer Date                                               $          1,892,873.96
                                                                                                            ----------------------

                   (d)Available Principal Collections on deposit in the Collection Account
                      on the related Transfer Date                                                       $           0.00
                                                                                                            ----------------------

                12 Excess Spread and Excess Finance Charge Collections

                   (a)Excess Finance Charge Collection                                                   $           0.00
                                                                                                            ----------------------

                   (b)Class A Available Funds
                           minus Class A Annual Interest
                           minus Class A Servicing Fee
                           minus Class A Defaulted Amount                                                $         36,542,869.01
                                                                                                            ----------------------

                      Class B Available Funds
                           minus Class B Annual Interest
                           minus Class B Servicing Fee
                           minus Class B Defaulted Amount                                                $          2,414,796.74
                                                                                                            ----------------------

                      Collateral Available Funds                                                         $          6,917,617.93
                                                                                                            ----------------------

                   (c)Excess Spread applied to the Class A Required Amount
                      for the Annual Period                                                              $           0.00
                                                                                                            ----------------------

                   (d)Excess Spread applied to the Class A Investor Charge-Offs for the
                      related Annual Period                                                              $           0.00
                                                                                                            ----------------------

                   (e)Excess Spread applied to the Class B Required
                      Amount for the related Annual Period                                               $           0.00
                                                                                                            ----------------------

                   (f)Excess Spread applied to the Class B Default Amount for the related Annual Period  $           0.00
                                                                                                            ----------------------

                   (g)Excess Spread applied to the Class B Invested Amount for the related Annual Period $           0.00
                                                                                                            ----------------------

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


                   (h)Excess Spread applied to the Collateral Minimum Monthly Interest for the related
                      Annual Period and for any past due Collateral Minimum Annual Interest              $          1,892,873.96
                                                                                                            ----------------------

                   (i)Excess Spread applied to the Collateral Servicing Fee due to the Servicer
                      for the related Annual Period or for any past due Collateral Servicing Fees        $            390,000.00
                                                                                                            ----------------------

                   (j)Excess Spread applied to the Collateral Default Amount as Available Principal      $          2,207,994.19
                      Collections for the related Annual Period                                             ----------------------

                   (k)Excess Spread applied to the Collateral Invested Amount for the related
                      Annual Period                                                                      $           0.00
                                                                                                            ----------------------

                   (l)Excess Spread applied to the Reserve Account for the related Annual Period         $           0.00
                                                                                                            ----------------------

                13 Finance Charge Shortfall

                   (a)Finance Charge Shortfall for Series 2000-1                                         $           0.00
                                                                                                            ----------------------

                   (b)Total Finance Charge Shortfall for all series in Group One                         $           0.00
                                                                                                            ----------------------

                14 Base Rate

                   (a)The Base Rate for the related Annual Period                                                   5.15%
                                                                                                            ----------------------

                15 Portfolio Yield

                   (a)The Portfolio Yield for the related Annual Period                                            12.08%
                                                                                                            ----------------------

                   (b)The Portfolio Adjusted Yield for the related Annual Period                                     N/A
                                                                                                            ----------------------

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 18th day of March, 2002.


                               NATIONAL CITY BANK,
                               as Seller and Servicer


                           By: /s/ Thomas A. Chandler
                               -------------------------------------------
                               Name: Thomas A. Chandler
                               Title: Vice President - Credit Card Finance